

Earnings Conference Call

Executing Our Strategy

4th Quarter 2013
February 20, 2014

IDACORP

Leadership Presenting Today



LaMont Keen
IDACORP President
& Chief Executive Officer



Darrel Anderson
Idaho Power Company President
& Chief Executive Officer



Steve Keen
Idaho Power Company
Senior Vice President,
Chief Financial Officer & Treasurer

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "targets," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) Idaho Power's rate design and the effect of regulatory decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return; (b) changes in customer growth rates, loss of significant customers, and related changes in loads; (c) the impacts of changes in economic conditions, including on customer demand; (d) unseasonable or severe weather conditions, wildfires, droughts, and other natural phenomena, which affect customer demand, hydroelectric generation levels, infrastructure repair costs, and fuel costs; (e) advancement of new technologies that reduce loads; (f) adoption of or changes in, and costs of compliance with, laws, regulations, and policies, including those relating to the environment, and the ability to obtain and comply with governmental authorizations; (g) variable hydrological conditions and over-appropriation of surface and groundwater and the impact on generation from hydroelectric facilities; (h) the ability to purchase fuel and power from suppliers on reasonable terms; (i) accidents, fires, explosions, and mechanical breakdowns that may occur while operating and maintaining an electric system, and disruptions and outages of generation and transmission systems or the western interconnected transmission system; (j) the ability to obtain debt and equity financing when necessary and on reasonable terms; (k) reductions in credit ratings and potential reduction in liquidity; (l) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (m) changes in or implementation of mandatory reliability, security, and other requirements; (n) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (o) the magnitude of future benefit plan funding obligations; (p) the ability and willingness of the companies' boards of directors to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (q) changes in tax laws and the availability of tax credits; (r) employee workforce factors, including potential unionization of all or part of the companies' workforce and the impacts of an aging workforce; (s) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies' from cyber attacks, terrorist incidents, or the threat of terrorist incidents, and acts of war; (t) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs, and (u) adoption of or changes in accounting policies, principles, or estimates.

Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Item 1A – "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Strong Earnings Performance

Net Income and Earnings Per Share

(In thousands except for per share amounts)

	Three Months Ended December 31		Twelve Months Ended December 31	
	2013	2012	2013	2012
Net Income	$ 27,602	$ 17,882	$ 182,417	$ 173,014
Weighted average outstanding shares – diluted	50,179	50,073	50,126	50,010
Earnings per share	$ 0.55	$ 0.36	$ 3.64	$ 3.46

2012 to 2013

Net Income IDACORP, Inc. (Millions)

Net Income – December 31, 2012 (As Previously Reported)		**$ 168.7**
Effect of an accounting method change for IDACORP Financial Services affordable housing investment amortization		4.3
Net Income – December 31, 2012 (As Adjusted)		**173.0**
Changes in Idaho Power net income:		
Rate changes, net of changes in power supply costs and PCA mechanisms	$ 30.1	
Change in sales volumes attributable to usage per customer, net of associated power supply costs and PCA mechanism impacts	18.0	
Increases in sales volumes attributable to customer growth, net of associated power supply costs and PCA mechanism impacts	8.9	
Other changes in operating revenues and expenses, net	(2.6)	
Greater sharing-related costs reflected as pension expense and revenue sharing	(2.3)	
Increase in Idaho Power operating income	52.1	
Decreases in allowance for funds used during construction (AFUDC)	(11.8)	
Gains on sale of investments	11.6	
Changes in other non-operating income and expenses	(3.0)	
Tax method changes in 2012 and 2013	(12.4)	
Change in regulatory flow-through tax adjustments	(8.8)	
Increase in income tax at statutory rates	(19.1)	
Total increase in Idaho Power net income		8.6
Other changes (net of tax)		0.8
Net Income – December 31, 2013		**$ 182.4**

IDACORP

Operational Issues

Regulatory


IDAHO PUBLIC UTILITIES COMMISSION

Economy



Economy

CHOBANI GREEK YOGURT

CLIF BAR



Transmission



Key Financial & Operating Metrics and 2014 Earnings Guidance

(In millions except per share amounts)

	2014 Estimates [1]	2013 Actual
Idaho Power Operations & Maintenance Expense	$ 335 – $ 345	$ 349
Idaho Power Additional Amortization of ADITC	Less than $5	None
Idaho Power Capital Expenditures Excluding AFUDC	$ 280 – $ 295	$ 228
Idaho Power Hydroelectric Generation (MWh's) [2]	5.0 – 7.0	5.7
2014 IDACORP Earnings Per Share Guidance [3]	$ 3.40 – $ 3.55 Per Diluted Share	

(1) As of February 20, 2014.

(2) Based on reservoir storage levels and forecasted weather conditions as of February 20, 2014.

(3) The 2014 guidance incorporates all of the key financial and operating assumptions listed above.

Operating Cash Flows

(Millions)

IDACORP	Twelve Months Ended December 31 2013	2012
Net Cash Provided by Operating Activities	$ 305.5	$ 249.3

Liquidity

	As of December 31, 2013 IDACORP[(1)]	Idaho Power
Revolving Credit Facility – Expires October 2018	$ 125.0	$ 300.0
Commercial Paper Outstanding	(54.7)	–
Identified for Other Use[(2)]	–	(24.2)
Total	$ 70.3	$ 275.8

[(1)] Holding company only.

[(2)] Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

ADITC Extension 2012-2014


Sharing Percentage
2013 Sharing Benefits (2)
$7.6 Million
$16.5 Million
100%
75%
50%
25%
Customer Benefit
Earnings Deadband
Company Benefit
9.50%
10.00%
10.50%
Return On Year-End Equity In Idaho Jurisdiction
$15M
$30M
$45M
Ability to use additional ADITC's of up to $45 million in 2014 (1)

(1) At February 20, 2014, the company expects to use less than $5 million of additional ADITC's in 2014

(2) For twelve months ended December 31, 2013

ADITC—Accumulated Deferred Investment Tax Credits

Estimated 2014 – 2018 Capital Requirements

(Millions)

	2014	2015	2016 – 2018
Ongoing Capital Expenditures	$ 235 – 245	$ 275 – 290	$ 855 – 900
Jim Bridger Plant Environmental Controls	45 – 50	40 – 45	20 – 25
Totals	$ 280 - 295	$ 315 - 335	$ 875 - 925

Questions?

Contact Information

Investors & Analysts

Lawrence F. Spencer
Director of Investor Relations
(208) 388-2664
LSpencer@idacorpinc.com

Media

Stephanie McCurdy
Corporate Communications
(208) 388-6973
SMcCurdy@idahopower.com